                                                                  Exhibit 10.1.

                                    FORM OF
                         READI-LOAN LICENSING AGREEMENT

     THIS AGREEMENT is made and entered into as of this ____ day of ___________,
_____ (the "Effective Date"), by and between ___________________, an individual
(hereinafter "Licensor"), and ________________________, a corporation duly authorized and existing under the laws of the state of ___________ (hereinafter
"Licensee").

     1. Representations of Licensor. Licensor represents that he is the sole and exclusive owner and proprietor of all copyrights and other property rights and interest in and to the following: (a) Readi-Loan Master Credit Agreement; (b)
Combined Readi-Loan Promissory Note and Disclosure Statement; (c) Readi-Loan
Endorsement (hereinafter collectively referred to as the "Documents"), free and clear of all known claims and encumbrances for a term of not less than the term of the original United States copyright therein.

     2. Grant of License. Licensor hereby grants and conveys to Licensee: (a) A non-exclusive license to print, publish, distribute and utilize the Documents for the purpose of soliciting and making consumer loans to Licensee's customers in the following trade territory: Licensees State of Incorporation and if by mail any within 50 miles of any military installation in the world; (b) for any of the authorized uses in any State or on any military installation within
Licensee's trade territory. However, in no case shall any deduction be made from the royalties or fees payable to Licensor hereunder in order to compensate the author of any such alteration or modification. Such alterations and modifications shall become the sole and exclusive property of Licensor, shall be deemed a work made for hire, and may be copyrighted by Licensor in his own name or any other name throughout the world, free of any royalty obligations to
Licensee except as may be approved in writing by Licensor.

     3. Reservations. Licensor reserves unto himself: (a) The copyrights in and to the Documents, all adaptations, alterations and modifications thereof in all countries of the world, including Licensee's trade territory; (b) The exclusive right to grant licenses for publication, distribution or utilization of the
Documents and any adaptations, alterations or modifications thereof in all countries of the world, including Licensee's trade territory; (c) Any and all other rights not herein specifically and expressly granted to Licensee. Nothing herein shall be construed to prevent Licensor from granting any other licenses for the use of the Documents or from utilizing the Documents in any manner whatsoever.

     4. Copyright Notice. Licensee shall cause to be inserted in reasonably legible form and in not less than 10-point type, on the front or back of each
Document distributed or utilized by Licensee, the following notice:

                            ©__________________

Provided, that such Notice need not appear on the Readi-Loan Endorsement if said
Endorsement is attached, when printed, to the Combined Readi-Loan Note and
Disclosure Statement.

     5. Licensor's Title and Protection. Licensee will not, during the term of this Agreement, attack the title or any rights of Licensor in and to the
Documents or attack the validity of this Agreement. Licensee shall assist
Licensor, to the extent requested by Licensor, in

the procurement of any protection or defense of any of Licensor's rights to the
Documents, and Licensor, if it so desires, may commence or prosecute any claims or suits in its own name or in the name of Licensee or join Licensee as a party thereto. Licensee shall notify Licensor in writing of any infringements or imitations by others of the Documents which may come to Licensee's attention, and Licensor shall have the sole right to determine whether or not any action shall be taken on account of any such infringements or imitations. Licensee shall not institute any suit or take any action on account of any infringements or imitations without the prior written consent of Licensor.

     6. Royalties. Licensee shall pay to Licensor a royalty of $1.50 for each loan made under $2,00; $2.50 for each loan made between $2,500 and $4,999; $3.50 for each loan made between $5,000 and $7,499; $4.50 for each loan made between
$7,500 and $9,999; $5.50 for each loan made between $10,000 and $19,999; and
$6.50 for each loan made over $20,000 for the license granted hereunder. The royalties shall be due and payable no less often than quarterly from the effective date hereof for the original term and any renewal thereafter.

     7. Term. This Agreement shall remain in full force and effect for a period of one (1) year from the Effective Date, and shall be automatically renewed thereafter for successive one-year terms unless terminated in writing by
Licensor or Licensee no less than 30 days prior to the renewal date. Should
Licensee fail to distribute or utilize the Documents within one year after the
Effective Date, or fail to pay any royalties as set forth herein, and such failure is not cured within 30 days after the renewal date, then this agreement shall automatically terminate and all rights herein granted to Licensee shall revert to Licensor without notice and without releasing Licensee from any of its obligations hereunder.

     8. Termination. In addition to the events of termination set forth in the preceding paragraph, should Licensee or its signee(s) fail to perform any other obligation required hereunder, and such failure is not cured within 30 days after written notice thereof is sent to Licensee by Licensor, or should Licensee or its assignee(s) go into liquidation or bankruptcy, or make an assignment for the benefit of creditors, or any insolvency or composition proceeding shall be commenced by or against the Licensee or its assignee(s), the Licensor, in addition to such other rights as he may have at law, equity or otherwise under this Agreement, may elect to terminate this Agreement, without prejudice to any rights or claims he may have, and upon such termination all rights herein granted to the Licensee shall cease and revert to the Licensor. The Licensee and its assignee(s) may not thereafter exercise any rights hereunder, and shall destroy all printed copies of the Documents then in their possession. Licensor's failure to terminate this Agreement upon any such event or default by Licensee shall not be deemed to constitute a waiver of Licensor's right to terminate this
Agreement for any subsequent event of default.

     9. Assignment. Licensor may assign any of his right, title or interest in and to any of the Documents or this Agreement without notice to Licensee.
Licensee may not assign any rights or licenses granted hereunder without
Licensor's prior written approval. Regardless of any such assignment, Licensee shall remain liable to Licensor for the full performance of its obligations hereunder unless expressly released from said obligations by Licensor.

     10. Notices. All statements, notices and mailings of any kind shall be deemed given, if addressed to Licensor, at ___________________________________,
and if to Licensee, at

______________________________, by first class mail, postage prepaid, unless a party notifies the other by such notice of a new address, in which case such new address shall be employed for all subsequent mailings.

     11. No partnership or Joint Venture. This agreement shall not be construed as creating, directly or indirectly, a partnership or joint venture.

     12. Royalty Adjustment. The Licensee does hereby agree that the fixed royalty schedule provided above in Section 6 shall be adjusted at the end of each license year of the primary term hereof or any renewals or extensions hereof during which there has been an increase in the cost of living for all items as determined and computed in accordance with the following provisions:

          a) As promptly as practical after the end of each license year during the primary term of this Licensing Agreement, or any renewals or extensions thereof, the Licensor shall compute the increase, if any, in the cost of living for All Items for such license year based upon the Revised
     Consumers' Price Index U.S. City Average - All Items (1982-84 equal 100)
     (hereinafter called the Index), published by the Bureau of Labor Statistics of the United States Department of Labor (The Consumer Price Index).

          b) The index number indicated in the column U.S. City Average for all urban consumers, "entitled all items" published for __________________
     shall be the Base Index Number and the corresponding index number for the last calendar month published prior to the end of each license year during the primary term hereof or any renewals or extensions thereof, shall be the
     Current Index Number.

          c) The applicable Current Index Number shall be divided by the Base
     Index Number. From the quotient thereof, there shall be subtracted the integer One (1) and any resulting positive number shall be deemed to be the percentage of increase in the Index for royalties.

          d) The percentage of increase in the Index multiplied by the total royalties accrued and payable for the period according to the royalties schedule referenced in Section 6 shall be the increase in royalties payable for the calculation period under this Licensing Agreement. Licensee will pay this amount within 30 days from the date of billing or quarterly at the option of Licensor.

     13. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns, and shall be interpreted and enforced in accord with the laws of the state of Missouri.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.

                                           LICENSOR:

                                           _____________________________________

                                           LICENSEE:

Attest:

_____________________________              _____________________________________
         Secretary
                                           By: _________________________________
                                           Its: ________________________________